Exhibit 99.4


                                                                         ANNEX B
                                                                         -------

         NO BANKRUPTCY CASE HAS BEEN FILED AS OF THE DATE THIS BALLOT IS
            BEING SENT TO YOU. RATHER, AS SET FORTH IN THE ATTACHED
               DISCLOSURE STATEMENT, THIS BALLOT SHALL APPLY TO A
              PREPACKAGED PLAN WHICH THE COMPANIES MAY ATTEMPT TO
                  EFFECTUATE SHOULD A BANKRUPTCY CASE BE FILED.


                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

IN RE:                              )
                                    )       CASE NO. ______________
GLENOIT UNIVERSAL, LTD.; GLENOIT    )
CORPORATION; GLENOIT ASSETS         )       CHAPTER 11
CORP.; AMERICAN PACIFIC             )
ENTERPRISES, INC.; GRAND AVENUE     )
CORPORATION; EX-CELL HOME           )
FASHIONS, INC.; EX-CELL LINDE OF    )
CAROLINA, INC.; AND EX-CELL OF      )       JOINTLY ADMINISTERED
BENTONVILLE, INC.                   )
                   Debtors.         )
                                    )
------------------------------------

             BALLOT FOR BENEFICIAL OWNERS OF 11% SENIOR SUBORDINATED
               NOTES DUE 2007 OF GLENOIT CORPORATION, A DELAWARE
            CORPORATION, ACCEPTING OR REJECTING THE PREPACKAGED PLAN
            OF REORGANIZATION TO BE FILED BY GLENOIT CORPORATION AND
           CERTAIN OF ITS AFFILIATES IN THE EVENT CHAPTER 11 CASES ARE
                           COMMENCED ON THEIR BEHALF
                            -------------------------


                            RECORD DATE: JULY 3, 2000


          VOTING DEADLINE: 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 3,
                                      2000


         THIS BALLOT IS TO BE USED BY BENEFICIAL OWNERS OF THE 11% SENIOR SUBORDINATED NOTES DUE 2007 ISSUED BY GLENOIT CORPORATION ("GLENOIT"), A DELAWARE CORPORATION. PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. PLEASE COMPLETE, SIGN AND DATE THIS BALLOT AND RETURN IT PROMPTLY. IF BEACON HILL PARTNERS, INC. (THE "INFORMATION

AND BALLOTING AGENT") HAS NOT RECEIVED THE BALLOT BY 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 3, 2000, UNLESS THE DATE IS EXTENDED BY GLENOIT (THE "VOTING DEADLINE"), THE BALLOT WILL NOT BE COUNTED. IF THE ENCLOSED RETURN ENVELOPE IS ADDRESSED TO YOUR NOMINEE OR YOUR NOMINEE'S PROXY INTERMEDIARY, PLEASE MAIL YOUR BALLOT SUFFICIENTLY IN ADVANCE OF THE VOTING DEADLINE SO THAT IT MAY BE PROCESSED AND FORWARDED TO THE INFORMATION AND BALLOTING AGENT BEFORE THE VOTING DEADLINE. YOU MAY FAX YOUR BALLOT TO THE INFORMATION AND BALLOTING AGENT, FAX NUMBER (212) 843-4384, PROVIDED (A) THAT IT IS RECEIVED BY THE VOTING DEADLINE, AND (B) THE ORIGINAL BALLOT IS RECEIVED BY THE INFORMATION AND BALLOTING AGENT NO LATER THAN FIVE (5) BUSINESS DAYS AFTER THE VOTING DEADLINE. IF THE ORIGINAL OF A FAXED BALLOT IS RECEIVED AFTER THAT DATE AND TIME, NEITHER THE FAXED BALLOT NOR THE ORIGINAL WILL BE COUNTED.

         Glenoit, along with certain of its affiliates listed in the caption above (collectively, the "Companies"), are soliciting votes with respect to the joint prepackaged plan of reorganization (the "Prepackaged Plan") under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") attached as Appendix A to the Disclosure Statement dated July 6, 2000, that may be filed on behalf of the Companies. This ballot is to be used by a beneficial owner of the 11% Senior Subordinated Notes due 2007 (the "Notes") issued by Glenoit to cast its vote to accept or reject the Prepackaged Plan. Pursuant to the Prepackaged Plan, beneficial owners of Notes hold a Class 5 Claim. Capitalized terms not otherwise defined herein shall have the meanings ascribed them in the Prepackaged Plan.

         Although the Companies are soliciting votes to accept or reject the Prepackaged Plan, the Companies have not commenced Chapter 11 cases. As discussed in the Disclosure Statement and the Offer to Purchase and Consent Solicitation Statement, the Companies believe that it is necessary to reduce their overall indebtedness and increase their equity (the "Recapitalization"). In order to effect the Recapitalization, Glenoit initiated a tender offer for the Notes on July 6, 2000 (the "Tender Offer"). Even if all the conditions to the Tender Offer are satisfied, however, the Companies may seek to implement the Recapitalization pursuant to the Prepackaged Plan. Accordingly, the Companies are seeking the votes of the beneficial owners of the Notes pursuant to which the beneficial owners indicate their acceptance or rejection of the Prepackaged Plan.

         In the event that the Companies seek to implement the Recapitalization through the Prepackaged Plan, the Prepackaged Plan can be confirmed (approved) by the Bankruptcy Court and thereby made binding upon you if it is accepted by a majority in number and at least two-thirds in amount of the allowed claims of Noteholders that have actually voted on the Prepackaged Plan and if the Prepackaged Plan otherwise satisfies the requirements of Section 1129(a) of the Bankruptcy Code.

         To have your vote counted, this Ballot must be completed and returned so that it is received by the Beacon Hill Partners, Inc., the Information and Balloting Agent, telephone number (212) 843-8500, facsimile number (212) 843-4384, by 5:00 p.m., New York City time, on August 3, 2000, unless extended (the "Voting Deadline") at the following addresses:

         By Mail, by Hand and by Overnight Courier:

                  Beacon Hill Partners, Inc
                  90 Broad Street
                  New York, NY 10004

         By Facsimile Transmission:

                  (212) 843-4384

                  [Note that the original of any facsimile vote must also be delivered to Beacon Hill no later than five (5) business days after the Voting Deadline, or it will not count.]

         The Companies reserve the right to amend the Prepackaged Plan as it relates to them before or after the date Chapter 11 cases are commenced on their behalf. Amendments to the Prepackaged Plan that do not materially and adversely affect the treatment of Holders of Claims may be approved by the Bankruptcy Court at a hearing on confirmation without the necessity of resoliciting votes. If resolicitation is required, the Companies will furnish new Ballots and/or Master Ballots to be used to accept or reject the Prepackaged Plan, as amended.

PLEASE READ THE ATTACHED INSTRUCTIONS FOR COMPLETING THE BALLOT BEFORE COMPLETING THE BALLOT:

Item 1. Aggregate Principal Amount of Notes. This Ballot is cast by or on behalf of the beneficial owner of the aggregate principal amount of Notes indicated below as of the July 3, 2000, record date. (Note: it is important that you fill out each column):

--------------------------------- -------------------------------- ----------------------------------------
   Customer Account                      Aggregate Principal          Name of Custodian Bank or
       Number(s)                           Amount of Notes            Broker Nominee Where the
                                                                            Notes Are Held
--------------------------------- -------------------------------- ----------------------------------------
                                  $
--------------------------------- -------------------------------- ----------------------------------------
                                  $
--------------------------------- -------------------------------- ----------------------------------------
                                  $
--------------------------------- -------------------------------- ----------------------------------------

                  If you own Notes but they are held by someone else on your behalf and you do not know the amount, please contact that individual or entity immediately.

Item 2. Class 5 (Notes) Vote. The beneficial owner of the aggregate principal amount of Notes set forth in Item 1 votes with respect to the proposed treatment of its Claim against Glenoit as follows (check one box only):

                  [ ] to ACCEPT the Prepackaged Plan

                  [ ] to REJECT the Prepackaged Plan

Item 3. Certification as to Notes Held in Additional Accounts. By signing and returning this Ballot, the undersigned certifies that the beneficial owner either (a) has not submitted any other Ballots for the Notes held in other accounts or record names, OR (b) has provided the information specified in the following table for all other Notes for which the beneficial owner has submitted additional Ballots (please use additional sheets if necessary):


---------------------------------------- ------------------------------------- -------------------------------------
         Other Account Number              Aggregate Principal Amount             Name of Custodian Bank or
                                                     of Notes                     Broker Nominee Where the
                                                                                       Notes Are Held
---------------------------------------- ------------------------------------- -------------------------------------
                                                                               $
---------------------------------------- ------------------------------------- -------------------------------------
                                                                               $
---------------------------------------- ------------------------------------- -------------------------------------

Item 4. By signing and returning this Ballot, the undersigned certifies and/or acknowledges that:

                  (a) the beneficial owner has been provided with a copy of the Disclosure Statement, including the Prepackaged Plan;

                  (b) the beneficial owner of the aggregate principal amount of Notes set forth in Item 1 has full power and authority to vote to accept or reject the Prepackaged Plan;

                  (c) such beneficial owner has voted to accept or reject the Prepackaged Plan as set forth in Item 2 above;

                  (d) this Ballot has been executed on behalf of a single beneficial owner; and

                  (e) this solicitation of Prepackaged Plan acceptances is subject to all the terms and conditions set forth in the Disclosure Statement.

Item 5. By signing and returning this Ballot, the undersigned certifies that (i) this Ballot has been executed on behalf of a single entity or individual and (ii) the undersigned has full power and authority to execute this Ballot on behalf of such entity:

         Name:______________________________________________________
                           (print or type)

         Social Security or Federal Tax I.D. No.:____________________________
                                                          (optional)

         Signature:__________________________________________________

         By:_________________________________________________________
                           (if appropriate)

         Title:_______________________________________________________
                           (if appropriate)

                  Street Address:______________________________________________

                  City, State, Zip Code:_______________________________________

                  Telephone Number:__(___)_____________________________________

                  Date Completed:______________________________________________

         THIS BALLOT (OR A MASTER BALLOT INCLUDING THE VOTES TRANSMITTED HEREBY) MUST BE RECEIVED BY BEACON HILL PARTNERS, INC., THE INFORMATION AND BALLOTING AGENT, AT THE ADDRESS LISTED BELOW, BY 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 3, 2000, UNLESS EXTENDED BY GLENOIT, OR THE VOTES TRANSMITTED HEREBY WILL NOT BE COUNTED. YOU MAY FAX YOUR BALLOT TO THE INFORMATION AND BALLOTING AGENT, FAX NUMBER (212) 843-4384, PROVIDED (A) THAT IT IS RECEIVED BY THE VOTING DEADLINE, AND (B) THE ORIGINAL BALLOT IS RECEIVED BY THE INFORMATION AND BALLOTING AGENT NO LATER THAN FIVE (5) BUSINESS DAYS AFTER THE VOTING DEADLINE. IF THE ORIGINAL OF A FAXED BALLOT IS RECEIVED AFTER THAT DATE AND TIME, NEITHER THE FAXED BALLOT NOR THE ORIGINAL WILL BE COUNTED.


By Mail:

                  Beacon Hill Partners, Inc
                  90 Broad Street
                  New York, NY 10004

By Hand and Overnight Courier:

                  Beacon Hill Partners, Inc
                  90 Broad Street
                  New York, NY 10004

By Facsimile Transmission: (212) 843-4384


Confirm Facsimile by Telephone: (212) 843-8500


For Information Call: (212) 843-8500

                     INSTRUCTIONS FOR COMPLETING THE BALLOT

         The Companies are soliciting your vote pursuant to the provisions of Chapter 11 of the Bankruptcy Code with respect to the Prepackaged Plan referred to in the Disclosure Statement. Please review the Disclosure Statement in its entirety, including the appendices thereto, before you vote.

Instructions: Please complete this Ballot as follows:
------------- ---------------------------------------

         (a) complete Item 1 (if not already filled out by your nominee) with the understanding that the information provided by you will be used for the tabulation of votes on the Prepackaged Plan. Please contact your nominee if you are unsure of the principal amount of the Notes you own;

         (b) vote to accept or reject the Prepackaged Plan by checking the appropriate box in Item 2;

         (c) provide the information required in Item 3 if you have submitted any other Ballots for Notes held in other accounts or record names;

         (e) review the acknowledgment set forth in Item 4;

         (f) SIGN and date this Ballot, and provide your address if it does not appear on the Ballot (unless your Ballot has already been signed or "prevalidated" by your nominee). By signing and returning this Ballot you are voting all of your Notes with respect to the Prepackaged Plan;

         (g) please use additional sheets of paper if additional space is required to respond to any item on the Ballot (clearly marked to indicate the applicable item on the Ballot);

         (h) if you are completing this Ballot on behalf of another entity, indicate your relationship with such entity and the capacity in which you are signing, and provide proof of your authorization to so sign; and

         (i) return this Ballot in the enclosed return envelope EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED BY YOUR NOMINEE AND THEN FORWARDED TO THE INFORMATION AND BALLOTING AGENT SO THAT IT IS RECEIVED BY 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 3, 2000, UNLESS EXTENDED BY GLENOIT. ANY BALLOT WHICH IS EXECUTED BUT WHICH DOES NOT INDICATE AN ACCEPTANCE OR REJECTION OF THE PREPACKAGED PLAN WILL NOT BE COUNTED.

         * YOU MUST VOTE EITHER TO ACCEPT OR REJECT THE PREPACKAGED PLAN, AND YOU MAY NOT SPLIT YOUR VOTE.

         * IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED DIRECTLY TO THE INFORMATION AND BALLOTING AGENT, PLEASE MAIL YOUR BALLOT SO THAT IT WILL BE RECEIVED BY THE VOTING DEADLINE.

         * IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO A BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY, YOU MUST RETURN YOUR BALLOT EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED TO THE INFORMATION AND BALLOTING AGENT BY THE VOTING DEADLINE. PLEASE ALLOW ADDITIONAL TIME.

         * IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR ADDITIONAL COPIES OF THE OFFERING MEMORANDUM AND SOLICITATION DOCUMENT OR OTHER ENCLOSED MATERIAL, INCLUDING THE PREPACKAGED PLAN, PLEASE CALL:

                            Beacon Hill Partners, Inc
                                 (212) 843-8500



Please Note:
-----------

         This Ballot shall not constitute or be deemed a proof of claim, equity interest or an assertion of a claim or equity interest.

         No fees, commissions, or other remuneration will be payable to any broker, dealer, or other person for soliciting votes on the Prepackaged Plan.